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                                                                   EXHIBIT 10.82

                                  AMENDMENT TO
                                CREDIT AGREEMENT

         This Amendment to the Credit Agreement ("Amendment") is made and entered into as of the June 30, 1996, by and between Trilon Dominion Partners L.L.C. ("Trilon Dominion") and Wilshire Technologies, Inc. ("Borrower").

                              W I T N E S S E T H

         WHEREAS, the parties hereto have entered into a Credit Agreement dated as of January 5, 1996 (the "Agreement"): and

         WHEREAS, the parties hereto wish to amend the Agreement as set forth in this Amendment;

         NOW THEREFORE, in consideration of the above premises and the mutual covenants and agreements herein, the parties agree as follows:

         1. Amendment. Section 1.7 of the Agreement is hereby amended by replacing the phrase, "or, (ii) June 30, 1996" in the fifth line of such section with the phrase, "or, (ii) December 31, 1996" Except as specifically set forth in this Amendment the Agreement and all other documents and agreements entered into in connection with the Agreement including without limitation the Warrants and Springing Warrants shall remain unchanged and in full force and effect.

         2. Governing Law. Except as otherwise expressly provided, this Amendment shall be governed and construed in accordance with the laws of the State of Delaware applicable to contracts made in such State and without regard to conflicts of law doctrines.

         3. Counterparts. This Amendment may be executed in one or more counterparts and by different parties in separate counterparts. All of such counterparts shall constitute one and the same agreement and shall become effective when one or more counterparts have been signed by each party and delivered to the other party.
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         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first written above.


THE BORROWER:                                 WILSHIRE TECHNOLOGIES, INC.

                                              By: /s/ James W. Klingler
                                                 -------------------------------
                                                 Name:  James W. Klingler
                                                 Title: Chief Financial Officer

THE LENDER:                                   TRILON DOMINION PARTNERS, L.L.C.

                                              By:   VC Holdings, Inc., its
                                                    Managing Member

                                              By: /s/ William P. Gendron
                                                 -------------------------------
                                                 Name:  William P. Gendron
                                                 Title: Treasurer
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                                  AMENDMENT TO
                              GRID PROMISSORY NOTE

     This Amendment to the Grid Promissory Note ("Note") issued pursuant to the Credit Agreement ("Agreement") is made and entered into as of the June 30, 1996, by and between Trilon Dominion Partners L.L.C. ("Trilon Dominion") and Wilshire Technologies, Inc. ("Borrower").

                              W I T N E S S E T H

     WHEREAS, the parties hereto have entered into a Credit Agreement dated as of January 5, 1996 (the "Agreement"): and pursuant to the Agreement Note was issued.

     WHEREAS, the parties hereto wish to amend the Note as set forth in this Amendment;

     NOW THEREFORE, in consideration of the above premises and the mutual convenants and agreements herein, the parties agree as follows:

     1. Amendment. Section 4 of the Note is hereby amended by replacing the phrase, "or, (ii) June 30, 1996" in the fifth line of such section with the phrase, "or, (ii) December 31, 1996" Except as specifically set forth in this Note the Agreement and all other documents and agreements entered into in connection with the Agreement shall remain unchanged and in full force and effect.

     2. Governing Law. Except as otherwise expressly provided, this Amendment shall be governed and construed in accordance with the laws of the State of Delaware applicable to contracts made in such State and without regard to conflicts of law doctrines.

     3. Counterparts. This Amendment may be executed in one or more counterparts and by different parties in seperate counterparts. All of such counterparts shall constitute one and the same agreement and shall become effective when one or more counterparts have been signed by each party and delivered to the other party.
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         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first written above.


THE BORROWER:                                 WILSHIRE TECHNOLOGIES, INC.

                                              By: /s/ James W. Klingler
                                                 -------------------------------
                                                 Name:  James W. Klingler
                                                 Title: Chief Financial Officer

THE LENDER:                                   TRILON DOMINION PARTNERS, L.L.C.

                                              By:   VC Holdings, Inc., its
                                                    Managing Member

                                              By: /s/ William P. Gendron
                                                 -------------------------------
                                                 Name:  William P. Gendron
                                                 Title: Treasurer